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                                GREENWICH STREET
                              MUNICIPAL FUND INC.

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                               SEMI-ANNUAL REPORT

                                November 30, 1995


                                  SMITH BARNEY
                                  ------------

                       A Member of Travelers Group {LOGO]

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                November 30, 1995
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to provide you with this semi-annual report for the Greenwich Street Municipal Fund Inc. for the six-month period ended November 30, 1995. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the semi-annual report.

     The six-month period ended November 30, 1995 closed with weakening economic indicators, fairly benign inflation indicators and bond prices moving higher. Since the Fund held a significant position in high grade, discount longer-term bonds, we were able to capture most of this rally.

     At present, the market is rapidly approaching interest rate levels not seen since the fall of 1993. Although the market could potentially move even higher, we believe it is unlikely. Accordingly, we have adopted a more conservative strategy as we approach the New Year. In the event of any further increases in bond prices, we will shorten our maturities and seek higher coupon bonds, which are less susceptible to interest rate fluctuations. We believe this is the hallmark of a disciplined investment approach. With the long U.S. government bond at almost 6.0%, we have positioned the Fund more conservatively than we did a year ago, when the long U.S. government bond yielded 8.2%.

     During the past six months, we kept our holdings because the portfolio had the best types of bonds to maximize upside potential in a rising market. But as the market nears the record price levels of 1993, we are adopting a more conservative stance by beginning to increase coupons and shorten maturities. This will be an ongoing process with any future market rallies.

----------------------------------     1     -----------------------------------

     The outlook for the next six months for the municipal bond market is fairly benign. A slower economy and low inflation are normally positive signs for the bond market. However, betting on a weak economy in a Presidential election year in this century has left many investors wiser (and poorer). Washington, D.C. still has considerable fiscal flexibility and the Federal Reserve Board clearly has room to ease. As a result, we do not believe there will be another massive drop in long-term rates in the U.S. Therefore, we have adopted a more conservative structure for the Fund.

     The Greenwich Street Municipal Fund paid tax-exempt dividends of $0.18 per share during the past quarter. This equates to an annualized yield of 5.50% based on its November 30, 1995 net asset value (NAV) per share of $13.09 and 6.06% based on the New York Stock Exchange price of $11.88 per share on that same date.

     We believe municipal bonds will continue to provide the best after-tax income stream available in today's market, and should be considered an integral part of many investors' overall investment strategy.

     At this time, we would like to thank you for your investment in the Greenwich Street Municipal Fund.

Sincerely,


/S/ Heath B McLendon                        /S/ J. P. Deane

Heath B McLendon                            Joseph P. Deane
Chairman and                                Vice President and
Chief Executive Officer                     Investment Officer

December 8, 1995

----------------------------------     2     -----------------------------------

                      Greenwich Street Municipal Fund Inc.
--------------------------------------------------------------------------------
                             Schedule of Investments
                          November 30, 1995 (unaudited)
--------------------------------------------------------------------------------
      Face
     Amount      Rating               Security                        Value
================================================================================

--------------------------------------------------------------------------------
 Municipal Bonds and Notes -- 98.4%
--------------------------------------------------------------------------------
California -- 14.1%
    $2,000,000   AAA     Anaheim Public Financing Authority Revenue
                           (San Juan Project), 2nd Series, Electric
                           Utility, FGIC-Insured, 5.750%
                           due 10/1/22                               $2,017,500
     1,320,000   AAA     California HFA, Home Mortage Revenue,
                           Series B, MBIA-Insured, 5.700% due 2/1/25  1,300,200
     2,000,000   AAA     California State, GO Bonds, AMBAC-Insured,
                           5.900% due 3/1/25                          2,060,000
     9,000,000   AA      California State Department of Water
                           Resources, (Central Valley Project),
                           Series L, 5.750% due 12/1/19               9,101,250
     1,000,000   AAA     California Statewide Communities
                           Development Authority, Multi-Family
                           Housing Revenue, Series E,
                           6.400% due 6/1/28(a)                       1,015,000
     5,000,000   AAA     Los Angeles, CA Wastewater Systems
                           Revenue, MBIA-Insured,
                           5.875% due 6/1/24                          5,118,750
                         Los Angeles County, CA Metropolitan
                           Transportation Authority, Sales Tax
                           Revenue, MBIA-Insured:
     3,000,000   AAA         5.625% due 7/1/18                        3,033,750
     4,000,000   AAA         6.000% due 7/1/23                        4,115,000
                         San Francisco, CA City and County Sewer
                           Revenue, FGIC-Insured:
     5,000,000   AAA         5.375% due 10/1/16                       4,937,500
     3,000,000   AAA         5.375% due 10/1/22                       2,955,000
-------------------------------------------------------------------------------
                                                                     35,653,950
-------------------------------------------------------------------------------
Colorado -- 1.7%

     4,000,000   Baa*    Arapahoe County, CO Capital Improvement,
                           Highway Revenue, Current Series E,
                           7.000% due 8/31/26                         4,315,000
--------------------------------------------------------------------------------
Connecticut -- 2.7%
                         Connecticut State, GO Bonds, Series A:
     2,500,000   AA-       5.700% due 3/15/10                         2,593,750
     2,000,000   AA-       5.800% due 3/15/12                         2,065,000
     2,000,000   AA-       5.800% due 3/15/13                         2,057,500
--------------------------------------------------------------------------------
                                                                      6,716,250
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

----------------------------------     3     -----------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------
      Face
     Amount      Rating               Security                        Value
================================================================================
Florida -- 2.4%
    $2,000,000   AA      Florida HFA, Homeowner Revenue,
                           Series 1B, 5.950% due 7/1/14             $ 2,030,000
     3,500,000   BBB-    Martin County, FL IDR, (Indiantown
                           Cogeneration Project),
                           7.875% due 12/15/25(a)                     4,007,500
--------------------------------------------------------------------------------
                                                                      6,037,500
--------------------------------------------------------------------------------
Illinois -- 8.2%
     1,000,000   AA-     Chicago, IL Gas Supply Revenue, The
                           People's Gas & Light, 6.100% due 6/1/25    1,018,750
                         Illinois Health Facilities Authority:
     7,000,000   AAA       Ingalls Health System Project,
                             MBIA-Insured, 6.250% due 5/15/24         7,297,500
     2,575,000   AAA       Rush Presbyterian Project,
                             MBIA-Insured, 5.500% due 11/15/25        2,475,219
    10,000,000   AAA     Illinois Municipal Electric Agency,
                             AMBAC-Insured, 5.750% due 2/1/21        10,000,000
--------------------------------------------------------------------------------
                                                                     20,791,469
--------------------------------------------------------------------------------
Indiana -- 1.1%
     2,500,000   AA-     Petersburg, IN Industrial PCR, Indianapolis
                           Power & Light Corporation,
                           6.625% due 12/1/24                         2,725,000
--------------------------------------------------------------------------------
Maryland -- 4.4%
    11,000,000   NR      Maryland State, Energy Financing,
                           Administration Solid Waste Disposal,
                           (Hagerstown Revenue Project),
                           9.000% due 10/15/16                       11,261,250
--------------------------------------------------------------------------------
Massachusetts -- 6.7%
     4,680,000   A+      Massachusetts Bay Transportation
                           Authority, Series B, 5.875% due 3/1/14     4,814,550
     2,000,000   AAA     Massachusetts State Housing Finance
                           Revenue, Series A, MBIA-Insured,
                           6.100% due 7/1/15                          2,052,500
    10,000,000   NR      Massachusetts State Industrial Financing
                           Agency Revenue, Massachusetts Recycling
                           Association, 9.000% due 8/1/16(a)         10,075,000
--------------------------------------------------------------------------------
                                                                     16,942,050
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

----------------------------------     4     -----------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------
      Face
     Amount      Rating               Security                        Value
================================================================================
Michigan -- 4.1%
    $7,000,000   AAA     Michigan State Housing Development
                           Authority, Housing Revenue, Series B,
                           6.150% due 10/1/15                       $ 7,175,000
     1,000,000   AA-     Michigan State Trunk Line, Series B-1,
                           5.500% due 10/1/21                           972,500
     2,000,000   NR      Midland County, MI EDC, PCR,
                           Limited Obligation, Series B,
                           9.500% due 7/23/09(a)                      2,207,500
--------------------------------------------------------------------------------
                                                                     10,355,000
--------------------------------------------------------------------------------
Minnesota -- 4.5%
     6,400,000   AAA     Minnesota State HFA, Rental Housing,
                           Series D, MBIA-Insured,
                           5.950% due 2/1/18                          6,440,000
     5,000,000   AAA     St. Paul, MN Housing & Redevelopment
                           Authority Revenue, (Civic Center Project),
                           MBIA-Insured, 5.550% due 11/1/23           5,031,250
--------------------------------------------------------------------------------
                                                                     11,471,250
--------------------------------------------------------------------------------
Missouri -- 1.0%
     2,500,000   AAA     University City, MO Industrial Development,
                           Multi-Family Housing, GNMA-
                           Collateralized, Series A,
                           5.950% due 12/20/25                        2,515,625
--------------------------------------------------------------------------------
Nevada -- 1.6%
     4,000,000   AAA     Clark County, NV School District, Series A,
                           MBIA-Insured, 5.875% due 6/15/14           4,140,000
--------------------------------------------------------------------------------
New Jersey -- 0.8%
     2,000,000   AAA     New Jersey State Housing & Mortgage
                           Finance Agency Revenue, Home Buyer,
                           Series D, MBIA-Insured,
                           6.350% due 10/1/27(a)                      2,057,500
--------------------------------------------------------------------------------
New Mexico -- 0.4%
     1,000,000   AAA     Las Cruces, NM Utility Revenue, MBIA-
                           Insured, 5.500% due 12/1/11(a)               996,250
--------------------------------------------------------------------------------
New York -- 13.9%
     4,000,000   AA      Battery Park, NY Revenue Authority,
                           Series A, Sr. Lien, 5.700% due 11/1/20     3,980,000
                         New York City, NY GO Bonds:
     2,000,000   BBB+      Series E, 6.500% due 2/15/05               2,120,000
     1,000,000   BBB+      Series A-1, 5.700% due 8/1/06              1,000,000

                       See Notes to Financial Statements.

----------------------------------     5     -----------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------
      Face
     Amount      Rating               Security                        Value
================================================================================
New York -- 13.9% (continued)
    $4,000,000   BBB+      Series E, 6.000% due 2/15/10             $ 3,990,000
                         New York City, NY Municipal Water Finance
                           Authority & Sewer System Revenue,
                           Series A:
     3,000,000   A-          5.500% due 6/15/20                       2,958,750
     6,500,000   A-          6.000% due 6/15/25                       6,719,375
     3,000,000   AAA     New York State Dormitory Authority, City
                           University System, 3rd Series, AMBAC-
                           Insured, 5.375% due 7/1/25                 2,921,250
     4,500,000   A       New York State Local Government
                           Assistance, 5.500% due 4/1/23              4,432,500
     4,690,000   Aa*     New York State Medical Care Facilities,
                           (Healthcare Project A),
                           5.850% due 2/15/33                         4,742,763
     2,365,000   AAA     New York State Thruway Authority,
                           Highway & Bridge Transportation Fund,
                           Series B, FGIC-Insured, 6.000% due 4/1/14  2,474,381
--------------------------------------------------------------------------------
                                                                     35,339,019
--------------------------------------------------------------------------------
North Dakota -- 0.4%
     1,000,000   AAA     Mercer County, ND PCR, Basin Electric
                           Power, 2nd Series, AMBAC-Insured,
                           6.050% due 1/1/19                          1,036,250
--------------------------------------------------------------------------------
Ohio -- 0.8%
     2,000,000   AAA     Ohio State, Water Development Authority
                           Revenue, Fresh Water Services, AMBAC-
                           Insured, 5.900% due 12/1/21                2,067,500
--------------------------------------------------------------------------------
Pennsylvania -- 2.0%
     5,000,000   AAA     Allegheny County, PA Hospital Development
                           Revenue, FGIC-Insured,
                           5.625% due 10/1/20                         5,025,000
--------------------------------------------------------------------------------
South Carolina -- 1.2%
     3,000,000   AAA     Charleston County, SC COP, Charleston
                           Public Facilities Corporation,
                           MBIA-Insured, 5.500% due 12/1/15           2,996,250
--------------------------------------------------------------------------------
Texas -- 11.9%
     5,000,000   Aaa*    Arlington, TX Independent School District,
                           PSFG, 5.750% due 2/15/21                   5,106,250

                       See Notes to Financial Statements.

----------------------------------     6     -----------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------
      Face
     Amount      Rating               Security                        Value
================================================================================
Texas -- 11.9% (continued)
   $ 1,000,000   AAA     Bexar County, TX Health Facilities Develop-
                           ment Corporation Revenue, FSA-Insured,
                           6.100% due 11/15/23                      $ 1,048,750
     2,500,000   Aaa*    Burleson, TX Independent School District,
                           PSFG, 6.750% due 8/1/24                    2,750,000
     3,650,000   AAA     El Paso, TX Independent School District,
                           PSFG, 5.900% due 2/15/13                   3,750,375
     2,000,000   AAA     Leander, TX Independent School District,
                           PSFG, 5.625% due 8/15/17                   2,005,000
     6,000,000   AAA     Matagorda County, TX PCR,
                           MBIA-Insured, 6.100% due 7/1/28            6,142,500
     9,035,000   AA      Texas State Veterans Housing, GO Bonds,
                           Series B-4, 6.700% due 12/1/24(a)          9,475,456
--------------------------------------------------------------------------------
                                                                     30,278,331
--------------------------------------------------------------------------------
Virginia -- 2.7%
     1,250,000   A+      Virginia College Building Authority,
                           Virginia Educational Facilities Revenue,
                           (Hampton University Project),
                           5.750% due 4/1/14                          1,265,625
                         Virginia State Housing Development
                           Authority:
     3,760,000   AA+         Series A-1, 6.400% due 7/1/17            3,901,000
     1,675,000   AA+         Series D-1, 6.400% due 7/1/17            1,742,000
--------------------------------------------------------------------------------
                                                                      6,908,625
--------------------------------------------------------------------------------
Washington -- 7.1%
     3,000,000   Aa*     Clark County, WA School District No. 037,
                           5.900% due 12/1/12                         3,112,500
                           Washington State Public Power,
                           (Nuclear Project No. 3), Series A:
     6,000,000   AA          5.625% due 7/1/12                        5,917,500
     4,250,000   AA          5.500% due 7/1/18                        4,037,500
     5,000,000   AAA         MBIA-Insured, 5.600% due 7/1/15          4,962,500
--------------------------------------------------------------------------------
                                                                     18,030,000
--------------------------------------------------------------------------------
West Virginia -- 3.5%
    10,000,000   NR      Marion County, WV Community Solid
                           Waste Disposal Facilities Revenue,
                           (American Paper Recycling Project),
                           7.750% due 12/1/11(a)                      8,937,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

----------------------------------     7     -----------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------
      Face
     Amount      Rating               Security                        Value
================================================================================
Wisconsin -- 0.4%
    $1,000,000   AA      Wisconsin Housing & Economic Develop-
                           ment Authority, Home Ownership
                           Revenue, Series F, 6.200% due 9/1/17     $ 1,017,500
--------------------------------------------------------------------------------
Wyoming -- 0.8%
     2,000,000   AA      Wyoming Community Development
                           Authority, Housing Revenue, Series 4,
                           5.900% due 12/1/14                         2,015,000
--------------------------------------------------------------------------------
                         TOTAL MUNICIPAL BONDS AND NOTES
                         (Cost -- $235,537,410)                     249,629,069
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT INVESTMENTS(b) -- 1.6%
--------------------------------------------------------------------------------
California -- 0.7%
     1,660,000   VMIG 1  California Health Facilities Financing
                           Agency, St. Joseph's Health System,
                           Series B, 3.450% due 7/13/13               1,660,000
--------------------------------------------------------------------------------
District of Columbia -- 0.3%
       900,000   VMIG 1  District of Columbia, GO Bonds,
                           Variable, (Pre-Refunded --
                           Escrowed with U.S.
                           Government Securities to 10/1/07
                           Call @ 100), 3.850% due 10/1/07(c)           900,000
--------------------------------------------------------------------------------
Mississippi -- 0.1%
       200,000   P-1     Jackson County, MS PCR, (Chevron
                           USA Inc. Project), 3.650% due 6/1/23         200,000
--------------------------------------------------------------------------------
New York -- 0.2%
       500,000   VMIG 1  New York City, NY GO Bonds, Sub-Series E6,
                           FGIC-Insured, 3.700% due 8/1/19              500,000
--------------------------------------------------------------------------------
Texas -- 0.2%
       400,000   VMIG 1  Brazos, TX Brazos River Authority,
                           PCR, Utility & Electric, Series B,
                           3.700% due 6/1/30                            400,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

----------------------------------     8     -----------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------
      Face
     Amount      Rating               Security                        Value
================================================================================
Wyoming -- 0.1%
     $ 300,000   P-1     Kemmerer County, WY PCR,
                           (Exxon Project), 3.700% due 11/1/14     $    300,000
--------------------------------------------------------------------------------
                         TOTAL SHORT-TERM TAX-EXEMPT
                         INVESTMENTS (COST -- $3,960,000)             3,960,000
================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (COST -- $239,497,410)(d)                 $253,589,069
================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax. (b) Variable rate municipal bonds and notes are payable upon not more than one business day's notice.

(c) Pre-Refunded bonds escrowed by U.S. Government Securities and bonds escrowed to maturity with U.S. Government Securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 11 and 12 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

----------------------------------     9     -----------------------------------

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Standard &           Percent of
          Moody's           and/or           Poor's          Total Investments
--------------------------------------------------------------------------------
            Aaa                               AAA                    46.9%
            Aa                                AA                     24.6
             A                                 A                      8.0
            Baa                               BBB                     6.1
          VMIG 1                              A-1                     1.4
            P-1                              SP-1                     0.2
            NR                                NR                     12.8
                                                                    -----
                                                                    100.0%
                                                                    =====
--------------------------------------------------------------------------------


----------------------------------     10    -----------------------------------

--------------------------------------------------------------------------------
                                  Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Services ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          --Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA           --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A            --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's      --Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          --Bonds that are rated "Aaa" are judged to be of the best
               quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa           --Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A            --Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa          --Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR           --Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


----------------------------------    11     -----------------------------------

--------------------------------------------------------------------------------
                           Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1         --Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1          --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1       --Moody's highest rating for issues having demand feature --
               VRDO.

P-1          --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governors
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond Assurance Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
ETM      -- Escrowed to Maturity
FAIRS    -- Floating Adjustable Interest Rate Securities
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Agency
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VA       -- Veterans Administration
VRDD     -- Variable Rate Daily Demand
VRWE     -- Variable Rate Wednesday Demand



----------------------------------     12    -----------------------------------

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                               November 30, 1995
================================================================================
ASSETS:
  Investments, at value (Cost -- $239,497,410)                     $253,589,069
  Cash                                                                   28,961
  Receivable for securities sold                                     11,898,881
  Interest receivable                                                 4,715,429
--------------------------------------------------------------------------------
  Total Assets                                                      270,232,340
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   13,474,188
  Dividends payable                                                     416,534
  Investment advisory fees payable                                      183,845
  Accrued expenses                                                      168,468
--------------------------------------------------------------------------------
  Total Liabilities                                                  14,243,035
--------------------------------------------------------------------------------
Total Net Assets                                                   $255,989,305
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     19,558
  Capital paid in excess of par value                               234,080,592
  Undistributed net investment income                                 1,030,805
  Accumulated net realized gain on security transactions              6,766,691
  Net unrealized appreciation of investments                         14,091,659
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalant to $13.09 a share on 19,558,334 shares of
   $0.001 per value outstanding; 500,000,000 shares authorized)    $255,989,305
================================================================================


                       See Notes to Financial Statements.

----------------------------------     13    -----------------------------------

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended
                                                                      11/30/95
================================================================================
INVESTMENT INCOME:
  Interest                                                          $ 7,761,491
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                   1,121,458
  Shareholder communications                                             70,000
  Audit and legal                                                        48,900
  Shareholder and system servicing fees                                  38,000
  Directors' fees                                                        21,000
  Custody                                                                 7,000
  Pricing service fees                                                    4,026
  Registration fees                                                         950
  Other                                                                  61,836
--------------------------------------------------------------------------------
  Total Expenses                                                      1,373,170
--------------------------------------------------------------------------------
  Net Investment Income                                               6,388,321
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              66,267,962
    Cost of securities sold                                          62,895,302
--------------------------------------------------------------------------------
  Net Realized Gain                                                   3,372,660
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                              12,041,797
    End of period                                                    14,091,659
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             2,049,862
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,422,522
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $11,810,843
================================================================================


                       See Notes to Financial Statements.

----------------------------------     14    -----------------------------------

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended            Year
                                                     11/30/95           Ended
                                                    (unaudited)       5/31/95+
================================================================================
OPERATIONS:
   Net investment income                            $ 6,388,321     $12,244,984
   Net realized gain                                  3,372,660       3,394,031
   Increase in net unrealized appreciation            2,049,862      11,821,363
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            11,810,843      27,460,378
--------------------------------------------------------------------------------
OFFERING COSTS CHARGED To
   PAID-IN CAPITAL                                           --        (379,424)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                             (7,041,000)    (10,561,500)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                  (7,041,000)    (10,561,500)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
   Net increase in net assets from
      Fund share transactions                                --     234,600,000
--------------------------------------------------------------------------------
Increase in Net Assets                                4,769,843     251,119,454
NET ASSETS:
   Beginning of period                              251,219,462         100,008
================================================================================
   End of period*                                  $255,989,305    $251,219,462
================================================================================
* Includes undistributed net investment income of:   $1,030,805      $1,683,484
================================================================================

+ For the period from June 24, 1994 (commencement of operations) to May 31,
  1995.

                       See Notes to Financial Statements.

----------------------------------     15    -----------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                          November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) short-term securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (g) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

     2. Investment Advisory Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, acted as sub-administrator to the Fund. SBMFM paid Boston Advisors a fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of July 17, 1995 this relationship was terminated.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.


----------------------------------     16    -----------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------

     3. Securities Transactions

     For the six months ended November 30, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (including maturities but excluding short-term securities) were $72,569,632 and $66,267,962, respectively.

     At November 30, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost amounted to $14,966,561 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value amounted to $874,902 or a net unrealized appreciation of $14,091,659.

     4. Capital Shares

     At November 30, 1995, 500 million shares of capital stock were authorized with a par value of $0.001 per share.

     Capital stock transactions were as follows:

                                                          Period Ended
                                                --------------------------------
                                                   Shares             Amount
================================================================================
Initial public offering (6/24/94)               17,000,000         $204,000,000
Subsequent offering (7/20/94)                    2,550,000           30,600,000
--------------------------------------------------------------------------------
Total Increase                                  19,550,000         $234,600,000+
================================================================================

* For the period from June 24, 1994 (commencement of operations) to May 31, 1995.

+  Before offering costs charged to paid-in capital of $379,424.


----------------------------------     17    -----------------------------------

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                       1995(1)           1995(2)
================================================================================
Net Asset Value, Beginning of Period                   $12.84           $12.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                 0.33             0.63
   Net realized and unrealized gain                      0.28             0.77
--------------------------------------------------------------------------------
Total Income From Operations                             0.61             1.40
--------------------------------------------------------------------------------
Offering Costs Charged to Paid-In Capital                 --             (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                (0.36)           (0.54)
--------------------------------------------------------------------------------
Total Distributions                                     (0.36)           (0.54)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $13.09           $12.84
--------------------------------------------------------------------------------
Total Return++                                           5.49%            1.65%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $255,989         $251,219
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                              1.10%            1.05%
   Net investment income                                 5.14             5.63
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    27%             115%
--------------------------------------------------------------------------------
Market Value, End of Period                           $11.875          $11.625
================================================================================

(1) For the six months ended November 30, 1995 (unaudited).

(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


----------------------------------     18    -----------------------------------

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                          November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

                                                                            Net Increase
                                                     Net Realized           (Decrease)
                                                    and Unrealized         in Net Assets
                Investment      Net Investment      Gain (Loss) on             From
                  Income            Income            Investments           Operations
--------------------------------------------------------------------------------------------
Quarter                  Per               Per                  Per                   Per
Ended          Total    Share    Total    Share      Total     Share      Total      Share
============================================================================================
 8/31/94*  $2,522,206  $0.13  $2,049,342  $0.11  $  4,076,999   $0.20   $ 6,126,341   $0.31
11/30/94    3,946,853   0.20   3,334,708   0.17   (22,644,150)  (1.16)  (19,309,442)  (0.99)
 2/28/95    3,990,277   0.20   3,363,082   0.17    24,095,398    1.23    27,458,480    1.40
 5/31/95    4,061,565   0.21   3,497,852   0.18     9,687,147    0.50    13,184,999    0.68
 8/31/95    3,871,127   0.20   3,186,132   0.16    (3,092,160)  (0.16)       93,972    0.01
11/30/95    3,890,364   0.20   3,202,189   0.16     8,514,682    0.44    11,716,871    0.60
============================================================================================

* For the period from June 24, 1994 (commencement of operations) to August 31, 1994.

----------------------------------     19    -----------------------------------

--------------------------------------------------------------------------------
                                 Financial Data
                          November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                   NYSE                               Dividend
   Record         Payable        Closing     Net Asset  Dividend    Reinvestment
    Date           Date           Price*      Value*      Paid          Price
================================================================================
   9/23/94        9/30/94        $11.250      $11.93     $0.060        $11.50
  10/24/94       10/31/94         11.125       11.63      0.060         10.91
  11/22/94       11/30/94         10.375       10.81      0.060         10.57
  12/22/94       12/30/94         10.125       11.33      0.060         10.47
   1/24/95        1/31/95         10.875       11.63      0.060         11.15
   2/21/95        2/28/95         11.500       12.19      0.060         11.60
   3/24/95        3/31/95         11.500       12.40      0.060         11.49
   4/21/95        4/30/95         11.375       12.57      0.060         11.47
   5/23/95        5/31/95         11.375       12.72      0.060         11.69
   6/27/95        6/30/95         11.375       12.71      0.060         11.62
   7/25/95        7/28/95         11.438       12.53      0.060         11.48
   8/22/95        8/25/95         11.375       12.86      0.060         11.20
   9/26/95        9/29/95         11.500       12.62      0.060         11.58
  10/24/95       10/27/95         11.500       12.84      0.060         11.64
  11/20/95       11/24/95         11.750       12.95      0.060         11.84
================================================================================

* As of record date.


----------------------------------     20    -----------------------------------

--------------------------------------------------------------------------------
                       Additional Shareholder Information
                          November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

     On September 13, 1995, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

1.  To approve or disapprove for the Fund the election of six (6) directors; and

2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund's current fiscal year; and

    The results of the vote on Proposal 1 were as follows:

     Directors                      % Voting in Favor        % Voting Against
---------------------                ----------------         ----------------
Charles F. Barber                          99.65%                    0.35%
Martin Brody                               99.65                     0.35
Allan J. Bloostein                         99.65                     0.35
Dwight B. Crane                            99.67                     0.33
Robert A. Frankel                          99.67                     0.33
Heath B. McLendon                          99.67                     0.33


   The results of the vote on Proposal 2 were as follows:

            % Voting in Favor     %Voting Against      % Abstaining*
             --------------        -------------       ------------
                 99.47%                0.03%               0.50%


* There are approximately 374,919 broker non-votes included in the amount abstaining.

----------------------------------     21    -----------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                          November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") (formerly known as "The Shareholder Services Group, Inc.") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, beginning on the payment date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

     First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue


----------------------------------     22    -----------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                    November 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------

the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

     A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 38-40 of the Fund's Prospectus dated June 16, 1994. Information concerning the Plan may be obtained from First Data at (800) 331-1710.


----------------------------------     23    -----------------------------------

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Jessica Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President
and Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent
First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian
PNC Bank
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103



----------------------------------     24    -----------------------------------

                      This report is to the shareholders of
                      Greenwich Street Municipal Fund Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                   FD0838 1/96